SCHEDULE 14A (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

        [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the
                        Commission Only (as permitted by
                                Rule 14a-6(e)(2))

                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to Rule 14A-11(c) or Rule 14A-12

                       THE MANAGEMENT NETWORK GROUP, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                       THE MANAGEMENT NETWORK GROUP, INC.

                        7300 COLLEGE BOULEVARD, SUITE 302
                           OVERLAND PARK, KANSAS 66210


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 11, 2003


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THE MANAGEMENT NETWORK GROUP, INC., a Delaware corporation (the "Company"), will be held on June 11, 2003 at 10:00 a.m. local time, at The Sheraton Overland Park Hotel at the Convention Center, 6100 College Boulevard, Overland Park, KS 66211.

This proxy statement and the enclosed proxy card were first mailed to stockholders on or about May 5, 2003.

At the Annual Meeting, stockholders will vote on the election of two Class I directors to serve for a term of three years expiring at the 2006 Annual Meeting of Stockholders or until their successors are elected and the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 27, 2003.

Stockholders of record at the close of business on April 17, 2003 are entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote per share.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                               By order of the Board of Directors

                                      RICHARD P. NESPOLA
                                           Chairman

Overland Park, Kansas
April 25, 2003

                               YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                       THE MANAGEMENT NETWORK GROUP, INC.
                        7300 COLLEGE BOULEVARD, SUITE 302
                           OVERLAND PARK, KANSAS 66210

                                 PROXY STATEMENT
                   FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 11, 2003

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of The Management Network Group, Inc. (the "Company" or "TMNG"), for use at the Annual Meeting of Stockholders to be held June 11, 2003 at 10:00 a.m. local time, or at any postponement or adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Sheraton Overland Park Hotel at the Convention Center, Overland Park, Kansas. The telephone number at that location is (913) 234-2100.

These proxy solicitation materials and the Annual Report to Stockholders for the fiscal year ended December 28, 2002, including financial statements (the "Annual Report"), were first mailed on or about May 5, 2003 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARE OWNERSHIP

Stockholders of record at the close of business on April 17, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 33,346,626 shares of the Company's Common Stock were issued and outstanding and held of record by approximately 162 stockholders. The closing price of the Company's Common Stock on the Record Date, as reported by The NASDAQ National Market, was $1.21 per share.

REVOCABILITY OF PROXIES

You may revoke your proxy at any time before the Annual Meeting by delivering to the Secretary of the Company prior to the Annual Meeting, or to the Inspector of Elections at the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the meeting and voting in person. If you only attend the meeting but do not vote, your proxy will not be revoked.

VOTING AND SOLICITATION

Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors. Beneficial owners of shares held in "street name" who wish to vote at the Annual Meeting must obtain a proxy form from the institution that holds their shares.

The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to those beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") appointed for the meeting, who will determine whether or not a quorum is present.

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares outstanding on the Record Date. Shares voted "FOR," "AGAINST," or "WITHHELD FROM," a matter will be treated as being present at the meeting for purposes of establishing a quorum and will also be treated as shares voted at the Annual Meeting (the "Votes Cast").

While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal (other than the election of directors).

In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum, broker non-votes should not be counted for purposes of determining the number of Votes Cast. Accordingly, the Company does not intend to treat broker non-votes as a vote against a proposal.

BOARD RECOMMENDATIONS

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board recommends you vote:

o    for the election of the persons nominated as Class I director

o for the ratification of the appointment of Deloitte & Touche, LLP as the Company's independent auditors for the fiscal year ending December 27, 2003

If any other matter properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals that are intended to be presented by stockholders at the Company's 2004 Annual Meeting must be received by the Company no later than December 26, 2003 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting (see "Submission of Stockholder Proposals and Nominations").

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Board of Directors consists of eight members, divided into three classes serving staggered terms of three years each. The term of office of Messrs. William M. Matthes and Micky K. Woo as Class I directors expires at the 2003 Annual Meeting. Messrs. Matthes and Woo have been nominated for an additional three-year term commencing on the Annual Meeting date.

Currently, there are two directors in Class I, three directors in Class II and three directors in Class III. The Class II and Class III directors will be elected at the Company's 2004 and 2005 Annual Meetings of Stockholders, respectively. Each of the Class I directors elected at the 2003 Annual Meeting will hold office until the 2006 Annual Meeting of Stockholders or until a successor has been duly elected and qualified.

Messrs. Matthes and Woo have consented to serve on the Board of Directors for their respective terms. If Mr. Matthes or Mr. Woo becomes unavailable to serve as a director at the time of the Annual Meeting (which is not expected), the proxy holders will vote the proxies in their discretion for the nominee designated by the Board of Directors to fill the vacancy.

Here is some information about the nominees for Class I director and the directors whose term of office will continue after the Annual Meeting.

NAME                                  AGE    PRINCIPAL OCCUPATION
----                                  ---    --------------------

NOMINEES FOR CLASS I DIRECTOR
William M. Matthes                    43     Managing Partner, Behrman Capital
Micky K. Woo                          49     Vice President of the Company

CONTINUING CLASS II DIRECTORS
Andrew D. Lipman (1) (2)              51     Partner, Swidler Berlin Shereff
                                               Friedman LLP
Roy A. Wilkens (1) (2)                60     Director
Frank M. Siskowski (2)                55     Senior Vice President of Finance,
                                               Administration and Operations and
                                               Chief Financial Officer, ZANTAZ

CONTINUING CLASS III DIRECTORS
Grant G. Behrman (1)                  49     Chairman and Managing Partner,
                                               Behrman Capital
Richard P. Nespola                    58     President, Chairman and Chief
                                               Executive Officer of the Company
Stephen B. Brodeur                    38     Vice President of the Company

(1) Member of the Compensation Committee

(2) Member of the Audit Committee

There are no family relationships among any of the directors or executive officers of the Company.

DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING

William M. Matthes has served as a director since 1998. Mr. Matthes joined Behrman Capital, a private equity firm, in 1996 and has served as a Managing Partner of Behrman Capital since 1999. Mr. Matthes was Chief Operating Officer of Holsted Marketing, Inc., a direct marketing company, from 1994 to 1996. From 1989 to 1994, Mr. Matthes was a General Partner at Brentwood Associates, a private equity firm. Mr. Matthes currently serves on the Board of iStar Financial (NYSE: SFI) and several private companies. Mr. Matthes received his M.B.A. from Harvard Business School in 1986 where he was both a Baker Scholar and a Loeb Rhoades Fellow. Mr. Matthes received his A.B. in Economics from Stanford University, where he graduated with honors and distinction.

Micky K. Woo has served as a Vice President and director of TMNG and has been a Partner with TMNG since 1991. Prior to joining TMNG, Mr. Woo served from 1989 to 1991 as Vice President of Information Systems and Revenue Assurance at Telesphere Communications, a communications service provider. From 1987 to 1989, Mr. Woo was the Director of Revenue and Treasury Management at Sprint and from 1983 to 1987 he served in management at MCI, including Senior Manager of Receivables Management, Senior Manager of the East Coast Billing Center, and Senior Manager of Revenue Reporting and Analysis. Prior to entering the telecommunications industry, Mr. Woo was a consultant with Price Waterhouse (now PricewaterhouseCoopers). Mr. Woo received his B.A. in Computer Science and an M.A. in Accounting from the University of Iowa.

DIRECTORS WHOSE TERMS WILL CONTINUE BEYOND THE ANNUAL MEETING


Richard P. Nespola founded TMNG in 1990 and has served as President and Chief Executive Officer of the Company since that time. He was elected Chairman of the Board on December 2, 2002. During his extensive career in telecom, Mr. Nespola has served as Senior Vice President and Chief Operating Officer of Telesphere Communications and as Vice President of Financial Operations and Senior Vice President of Strategic Markets and Product Pricing at Sprint. He served as the Senior Director of Revenue and Treasury Operations at MCI from 1983 to 1986. Mr. Nespola is a frequent chair of industry forums and noted conference speaker. Mr. Nespola received a B.A. and M.B.A. from Long Island University.

Grant G. Behrman has been a director of the Company since 1998 and served as Chairman of the Board from 1998 to December 2, 2002. Mr. Behrman is a Managing Partner of Behrman Capital and was a founding partner of that firm. Prior to founding Behrman Capital, Mr. Behrman was a founding member of Morgan Stanley's Venture Capital Group where he worked from 1981 to 1991, and a consultant with the Boston Consulting Group from 1977 to 1981. Mr. Behrman is Chairman of the Board and a director of Esoterix, Inc., and a director of Brooks Equipment Corp., Athena Diagnostics, Inc. and several other private companies. Mr. Behrman received an M.B.A. with distinction from the Wharton Graduate School of Business in 1977 and an undergraduate degree in Business from the University of the Witwatersrand (South Africa).

Stephen B. Brodeur has served as a Vice President and director of TMNG since March 2002. Mr. Brodeur was President and owner of Cambridge Strategic
Management Group, Inc. (CSMG), which was acquired by TMNG in 2002. Mr. Brodeur joined CSMG in 1992 as Managing Director and was made President in 1997. Prior to joining CSMG, Mr. Brodeur served as Director of Marketing for ACT/PC, a provider of patient information care systems. He holds a Master of Management degree from the Kellogg School of Management at Northwestern University.

Frank M. Siskowski was appointed a director by the Board of Directors in March 2003 to fill the vacancy left by the resignation of Mario M. Rosati, who is curtailing his board activities. Mr. Siskowski will serve for the unexpired portion of Mr. Rosati's term. Mr. Siskowski has a career of over 30 years in finance, including senior management positions with Visa International, MCI, PepsiCo, and Indus International. Since 2001, Mr. Siskowski has been Senior Vice President of Finance, Administration and Operations and Chief Financial Officer of ZANTAZ, a leading provider of Compliance Technology Solutions(TM) that enable clients to comply with industry regulations, respond to urgent litigation and regulatory audits, and mitigate legal and regulatory risks. From 1998 to 2000, Mr. Siskowski was Chief Financial Officer of E-LOAN, Inc., where he helped lead that company's initial public offering.

Andrew D. Lipman has been a director of the Company since 2000. Mr. Lipman is the senior partner in the Telecommunications Group and the Vice Chairman of the law firm of Swidler Berlin Shereff Friedman LLP. For more than ten years, while maintaining his partnership at Swidler Berlin Shereff Friedman LLP, Mr. Lipman also served as Senior Vice President, Legal and Regulatory Affairs for MFS Communications. Mr. Lipman sits on the Boards of Nuskin Enterprises, a cosmetics and nutritional manufacturer and marketer; Allegiance Telecom, a communications carrier; NHC, a telecommunications robotics equipment manufacturer; and
International Worldwide Cellular, an international cellular telephone distributor. Mr. Lipman is a graduate of the University of Rochester (summa cum laude) and Stanford Law School.

Roy A. Wilkens has served as a director of the Company since 1999. In 1985, Mr. Wilkens founded WilTel, Inc., a wholesale communications carrier and subsidiary of The Williams Companies, an oil and gas pipeline company. Mr. Wilkens was the Chief Executive Officer of WilTel Inc. from 1985 to 1995. In 1995, WilTel was acquired by LDDS Communications, a predecessor to MCI Worldcom. Mr. Wilkens remained as Chief Executive Officer of WilTel until 1997. Prior to 1985, Mr. Wilkens served as the President of Williams Pipeline Company, a subsidiary of The Williams Companies. In 1992, President George H. W. Bush appointed Mr. Wilkens to the National Security Telecommunications Advisory Council. He has also served as chairman of both the Competitive Telecommunications Association and the National Telecommunications Network.

VOTE REQUIRED

The two nominees receiving the highest number of affirmative votes in person or represented by proxy and entitled to vote shall be elected as the Class I directors. Votes withheld from either director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

BOARD MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

The Board of Directors held a total of 5 meetings during the fiscal year ended December 28, 2002. No director attended less than 75% of those meetings, with the exception of Mr. Rosati, who attended three of those meetings.

The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or committee performing the functions of a nominating committee. From time to time, the Board has created various ad hoc committees for special purposes. No such committee is currently functioning.

The Audit Committee currently consists of Roy A. Wilkens, Andrew D. Lipman and Frank M. Siskowski. Mr. Rosati was a member of the Audit Committee until his resignation as a director in March 2003, when he was replaced by Mr. Siskowski. The members of the Audit Committee are deemed "independent," as defined in Rule 4200(a)(15) of the NASDAQ listing standards. Mr. Siskowski is considered to be an "audit committee financial expert" as defined by applicable rules of the Securities and Exchange Commission ("SEC"). The Audit Committee held a total of 4 meetings during fiscal year 2002. No member of the Audit Committee during 2002 attended less than 75% of those meetings.

In November 2002, the Audit Committee adopted a Second Amended and Restated Charter describing the duties and functions of the Audit Committee, including responsibilities under the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and applicable SEC rules. A copy of the Second Amended and Restated Charter is attached to this proxy statement as Appendix A.

The Compensation Committee consists of Grant G. Behrman, Andrew D. Lipman and Roy A. Wilkens. The Compensation Committee makes recommendations to the Board of Directors regarding our employee benefit plans and the compensation of officers. None of the members of the Compensation Committee is currently, or has ever been at any time since our formation, one of our officers or employees. No member of the Compensation Committee serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more officers serving as a member of our Board of Directors or Compensation Committee. No officer of the

Company serves on the Compensation Committee of any company by which any of the members of our Compensation Committee is employed. The Compensation Committee held a total of 4 meetings during fiscal year 2002. No member of the Compensation Committee attended less than 75% of those meetings.

COMPENSATION OF DIRECTORS

Each non-employee director receives $1,000 in cash for each Board meeting he attends in person and $500 in cash for each committee meeting he attends in person or by conference call, plus an additional $500 for each committee meeting he attends in person. Non-employee directors are also reimbursed for expenses incurred in connection with attending board and committee meetings. We have in the past granted non-employee directors options to purchase our Common Stock for services provided as directors pursuant to the terms of our stock plans, and our Board continues to have the discretion to grant options to new non-employee directors. Mr. Wilkens received options to purchase 37,500 shares of our Common Stock when he joined the Board of Directors in 1999. Such options have been exercised but remain subject to a right of repurchase by TMNG which lapses over a period of four years. Mr. Lipman received options to purchase 37,500 shares of our Common Stock when he joined the Board of Directors in 2000, and received additional options to purchase 34,212 shares of our Common Stock in 2001. Such options have not been exercised as of December 28, 2002. Mr. Siskowski will receive at his election either 37,500 options to purchase our Common Stock or an equivalent amount shares of restricted stock of the Company in connection with joining the Board of Directors in March 2003.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has engaged Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 27, 2003 and recommends that stockholders vote "FOR" ratification of such appointment.

Deloitte & Touche LLP has audited the Company's financial statements since 1995.

AUDIT FEES

Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") billed the Company an aggregate of $141,000 for audit services rendered and related reimbursable expenses incurred in the audit of the Company's annual financial statements for the fiscal year ended December 28, 2002 and their reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year.

ALL OTHER FEES

Deloitte & Touche billed the Company an aggregate of $168,000 for all other professional services rendered to the Company during the fiscal year ended December 28, 2002, including audit related services of approximately $141,000 and non-audit services of approximately $27,000. Audit related services generally included due diligence in connection with the Company's potential acquisitions and the audit of the Company's 401(k) Plan. Non-audit services generally included foreign and domestic tax consulting.

The Audit Committee has considered whether the provision by Deloitte & Touche of the services described in "All Other Fees" is compatible with maintaining their independence from management and the Company and has determined that the services are compatible with their independence.

Representatives of Deloitte & Touche LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If stockholders fail to ratify the engagement, the Audit Committee will reconsider whether or not to retain that firm but will not be bound by the vote. Even if the engagement is ratified, the Audit Committee in its discretion may engage different independent auditors at any time during the year.

                               EXECUTIVE OFFICERS

Here is information on our executive officers other than Messrs. Nespola, Woo and Brodeur, whose biographies appear on pages 3 and 4.

Donald E. Klumb, 40, has served as Vice President and Chief Financial Officer of the Company since 1999. From 1998 to 1999, Mr. Klumb was a partner at Deloitte & Touche LLP and headed the firm's Midwest telecommunications and high technology practice. From 1992 to 1998, he was a senior manager with Deloitte & Touche LLP. Mr. Klumb received his B.S. in Accounting from the University of Wisconsin-Milwaukee and is a certified public accountant.

Amanda M. Weathersby, 48, has served as a Vice President of the Company since joining TMNG in 2000. Ms. Weathersby is the founder of The Weathersby Group, Inc., a marketing consulting firm which she led for over ten years before the company was acquired by TMNG. Prior to founding The Weathersby Group, Ms. Weathersby served as the Vice President of Product Management and Product Development at Sprint and in senior roles with MCI. Ms. Weathersby received her B.A. in English from Lawrence University.

Jacob W. Bayer, Jr., 47, was appointed Corporate Secretary of the Company in 2002. Mr. Bayer is a director, member of the Executive Committee and Head of the General Business Group of the law firm of Shughart Thomson & Kilroy, P.C., Kansas City, Missouri. Mr. Bayer received his J.D. in 1980 from The University of Kansas School of Law. He received his undergraduate degree in Business Administration from The University of Kansas in 1977.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table describes the compensation earned by our Chief Executive Officer and our other executive officers who received annual compensation of more than $100,000 during 2002, 2001 and 2000:


--------------------------------- --------- ------------------------------------ --------------------- --------------------
                                                                                      Long-Term
                                                                                     Compensation
                                                      Annual Compensation             Securities
            Name and                                                              Underlying Options         All Other
       Principal Position           Year            Salary ($)       Bonus ($)           (#)             Compensation ($)
--------------------------------- --------- ------------------------------------ --------------------- --------------------
 Richard P. Nespola (1)             2002            $534,882              --              --                $112,382
   Chairman, Chief Executive
   Officer and President
--------------------------------- --------- --------------------- -------------- --------------------- --------------------
                                    2001            $394,714              --           128,000              $  7,889
--------------------------------- --------- --------------------- -------------- --------------------- --------------------
                                    2000            $570,069          $750,000          88,800              $ 30,242
--------------------------------- --------- --------------------- -------------- --------------------- --------------------
 Micky K. Woo (2)                   2002            $355,084              --              --                $    303
   Vice President
--------------------------------- --------- --------------------- -------------- --------------------- --------------------
                                    2001            $262,033              --            85,000              $    194
--------------------------------- --------- --------------------- -------------- --------------------- --------------------
                                    2000            $368,937          $600,000          66,600              $ 27,029
--------------------------------- --------- --------------------- -------------- --------------------- --------------------
 Stephen B. Brodeur (3)             2002            $194,235              --           100,000              $    145
   Vice President
--------------------------------- --------- --------------------- -------------- --------------------- --------------------
 Donald E. Klumb (4)                2002            $189,615          $ 25,000            --                $    172
   Vice President and Chief
   Financial Officer
--------------------------------- --------- --------------------- -------------- --------------------- --------------------
                                    2001            $180,385              --            50,000              $    137
--------------------------------- --------- --------------------- -------------- --------------------- --------------------
                                    2000            $180,000          $ 89,231                              $502,948
--------------------------------- --------- --------------------- -------------- --------------------- --------------------
 Amanda M. Weathersby (5)           2002            $141,231              --              --                $    169
   Vice President
--------------------------------- --------- --------------------- -------------- --------------------- --------------------
                                    2001            $144,615              --              --                $    144
--------------------------------- --------- --------------------- -------------- --------------------- --------------------
                                    2000           $  36,923              --           100,000
--------------------------------- --------- --------------------- -------------- --------------------- --------------------
 Ralph R. Peck (6)                  2002            $171,870          $250,000         126,100              $250,325
   Vice President
--------------------------------- --------- --------------------- -------------- --------------------- --------------------
                                    2001            $250,594              --            81,500              $    297
--------------------------------- --------- --------------------- -------------- --------------------- --------------------
                                    2000            $351,904          $200,000          44,600              $ 25,675
--------------------------------- --------- --------------------- -------------- --------------------- --------------------

(1) During the third quarter of 2001, Mr. Nespola agreed to waive receipt of cash base compensation for that quarter in exchange for a grant of 128,000 non-statutory stock options at fair market value as a part of cost-reduction initiatives adopted by management. Mr. Nespola's annual base salary rate for 2001 was $567,630. All other compensation in 2002 is for benefits related to estate planning, taxable portion of group term life insurance, taxable portion of split dollar life insurance, and the use of an automobile, including the amount of lease payments taxable to Mr. Nespola. All other compensation in 2001 is for the taxable portion of group term life insurance, taxable portion of split dollar life insurance, and the use of an automobile, including the amount of lease payments taxable to Mr. Nespola. All other compensation in 2000 consists of cash benefits, the taxable portion of group term life insurance and the use of an automobile, including the amount of lease payments taxable to Mr. Nespola.

(2) During the third quarter of 2001, Mr. Woo agreed to waive receipt of cash base compensation for that quarter in exchange for a grant of 85,000 non-statutory stock options at fair market value as a part of cost-reduction initiatives adopted by management. Mr. Woo's annual base salary rate for 2001 was $376,824. All other compensation in 2002 and 2001 is for the taxable portion of group term life insurance. All other compensation in 2000 consists of cash benefits, the taxable portion of group term life insurance, and computer allowance.

(3) Mr. Brodeur joined TMNG in March 2002. His 2002 annual base salary rate was $250,000. Mr. Brodeur received a grant of 100,000 stock options at fair market value during 2002 in connection with his sale of Cambridge Strategic Management Group, Inc. to TMNG. All other compensation in 2002 is for the taxable portion of group term life insurance.

(4) All other compensation in 2002 and 2001 is for the taxable portion of group term life insurance. All other compensation in 2000 is for the taxable portion of group term life insurance and compensation related to the exercise of non-qualified incentive stock options.

(5) All other compensation in 2002 and 2001 is for the taxable portion of group term life insurance. Ms. Weathersby joined TMNG in September 2000. Her 2000 annual base salary rate was $160,000.

(6) Mr. Peck's annual base salary rate for 2002 was $360,374. Mr. Peck retired from the Company during the second quarter of 2002. Mr. Peck received a grant of 126,100 stock options at fair market value during 2002 in connection with his retirement from the Company. All other compensation in 2002 is for severance payments of $208,418, payout of accrued vacation and the taxable portion of group term life insurance. During the third quarter of 2001, Mr. Peck agreed to waive receipt of cash base compensation for that quarter in exchange for a grant of 81,500 non-statutory stock options at fair market value as a part of cost-reduction initiatives adopted by management. His annual base salary rate for 2001 was $360,374. All other compensation in 2001 is for the taxable portion of group term life insurance. All other compensation in 2000 is for cash benefits and the taxable portion of group term life insurance.

OPTION GRANTS IN LAST FISCAL YEAR

The following table contains information relating to stock options granted during 2002 to the named executive officers, together with the potential realizable value over the term of the options (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. The appreciation percentage amounts are mandated by the SEC and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of our Common Stock.

------------------------ ------------------ ----------------- -------------- --------------- --------------------------------

                                                                                               Potential Realizable Value at
                             Number of          Percent of                                        Assumed Annual Rates of
                             Securities        Total Options                                       Stock Appreciation for
                             Underlying         Granted to       Exercise                             Option Term (2)
                              Options          Employees in      Price Per      Expiration
          Name               Granted (1)           2002            Share           Date            5%              10%
------------------------ ------------------ ----------------- -------------- --------------- --------------------------------
 Ralph R. Peck                126,100             6.61%          $1.90       June 6, 2012    $0.2 million     $0.4 million
------------------------ ------------------ ----------------- -------------- --------------- ---------------- ---------------
Stephen B. Brodeur            100,000             5.24%          $3.10       May 7, 2012     $0.2 million     $0.5 million
------------------------ ------------------ ----------------- -------------- --------------- ---------------- ---------------

(1) We granted options to purchase a total of 1,908,850 shares of Common Stock during 2002.

(2) Potential realizable value is based on the assumed fair market value of our Common Stock underlying the option on the date of exercise minus the aggregate exercise price of the option.

AGGREGATE YEAR-END OPTION VALUES

The following table contains information regarding the number and value of securities underlying exercisable and unexercisable options held by the named executive officers at December 28, 2002:


----------------------------- ---------------------------------------------- -------------------------------------------

                                         Number of Securities                           Value of Unexercised
                                        Underlying Unexercised                              In-The-Money
                                              Options at                                     Options at
                                           December 28, 2002                            December 28, 2002(1)

----------------------------- ---------------------------------------------- -------------------------------------------
        Name                      Exercisable           Unexercisable             Exercisable          Unexercisable
----------------------------- ------------------- -------------------------- ---------------------- --------------------
 Richard P. Nespola                 305,600                  --                       --                    --
----------------------------- ------------------- -------------------------- ---------------------- --------------------
 Micky K. Woo                       268,200                  --                    $ 4,000                  --
----------------------------- ------------------- -------------------------- ---------------------- --------------------
 Stephen B. Brodeur                    --                 100,000                    --                     --
----------------------------- ------------------- -------------------------- ---------------------- --------------------
 Ralph R. Peck                      176,100                  --                    $ 11,000                 --
----------------------------- ------------------- -------------------------- ---------------------- --------------------
 Donald E. Klumb                    184,375                90,625                    --                     --
----------------------------- ------------------- -------------------------- ---------------------- --------------------
 Amanda M. Weathersby                75,000               125,000                    --                     --
----------------------------- ------------------- -------------------------- ---------------------- --------------------

(1) Value of unexercised in-the-money options is based on a value of $1.70 per share, the closing price of our Common Stock on the NASDAQ National Market on December 27, 2002, minus the per share exercise price, multiplied by the number of shares underlying the option.

INTERNAL REVENUE CODE SECTION 162(m) LIMITATIONS ON EXECUTIVE COMPENSATION

Section 162(m) of the Internal Revenue Code (the "Code") generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid for any fiscal year to the company's chief executive officer and the four other most highly compensated executive officers. The statute exempts qualifying performance-based compensation from the deduction limit if stated requirements are met. Section 162(m) provides for a transition period of up to approximately three years after a company goes public before the limitations fully apply. No executive officer of the Company received any compensation in excess of this limit during fiscal 2002. Although the Compensation Committee has designed the

Company's executive compensation program so that compensation will be deductible under Section 162(m), at some future time it may not be possible or practicable or in the Company's best interests to qualify an executive officer's compensation under Section 162(m). Accordingly, the Compensation Committee and the Board of Directors reserve the authority to award non-deductible compensation in circumstances they consider appropriate.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information with respect to compensation plans (including individual compensation arrangements) under which Common Stock of the Company was authorized for issuance to officers, directors and employees as of December 28, 2002.

---------------------------- ---------------------------- ------------------------------ --------------------------------
                                                                                           Number of Shares Remaining
                                                                                         Available for Future Issuance
                                                                                           Under Equity Compensation
                                                                                            Plans (Excluding Shares
                               Number of Shares to be      Weighted-Average Exercise        Reflected in Column (a))
                               Issued Upon Exercise of       Price of Outstanding
      Plan Category              Outstanding Options                Options
---------------------------- ---------------------------- ------------------------------ --------------------------------
                                         (a)                          (b)                              (c)
---------------------------- ---------------------------- ------------------------------ --------------------------------
 Equity compensation
 plans approved by                     3,911,795                     $7.47                          1,516,895
 stockholders
---------------------------- ---------------------------- ------------------------------ --------------------------------
 Equity compensation
 plans not approved by                 2,235,763                     $4.64                          1,651,862
 stockholders
---------------------------- ---------------------------- ------------------------------ --------------------------------
 Total                                 6,147,558                     $6.44                          3,168,757
---------------------------- ---------------------------- ------------------------------ --------------------------------


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the "Committee"), comprising three directors, none of whom are employees of the Company, is responsible for the administration of the Company's compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. The Company's compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to the Company's performance and stockholder return.

Compensation Philosophy. The Company's overall executive compensation philosophy is based on a series of guiding principles derived from the Company's values, business strategy, and management requirements. These principles are summarized as follows:

- Provide competitive levels of total compensation which will enable the Company to attract and retain the best possible executive talent;

-    Motivate executives to achieve optimum performance for the Company;

- Align the financial interest of executives and stockholders through equity-based plans;

-    Provide  a  total   compensation   program   that   recognizes   individual
     contributions as well as overall business results.

Compensation Program. The Committee is responsible for reviewing and recommending to the Board the compensation and benefits of all officers of the Company and establishing and reviewing general policies relating to compensation and benefits of employees of the Company. The Committee is also responsible for the administration of the Company's 1998 Equity Incentive Plan and 2000 Supplemental Stock Plan, the Employee Stock Purchase Plan, and annual Bonus Plans. There are three major components to the Company's executive compensation: base salary, potential cash bonus, and potential long-term compensation in the form of stock options or restricted stock. The Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

1. Base Salary. In setting compensation levels for executive officers, the Committee reviews competitive information relating to compensation levels for comparable positions at consulting firms, telecommunications companies and other high technology companies. In addition, the Committee may, from time to time, hire compensation and benefits consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external equity and critical nature of the position to the success of the Company.

2. Long-Term Incentives. The Company's Stock Plan provides for the issuance of options to officers and employees of the Company to purchase shares of the Company's Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. Stock options are granted to the Company's executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders and enhancing the value of the Company's equity.

3. Benefits. The Company provides benefits to the named executive officers that are generally available to all employees of the Company. The amount of executive level benefits and perquisites, as defined in accordance with SEC rules, did not exceed 10% of total salary and bonus for fiscal year 2002 for any executive officer.

It is in the opinion of the Committee that the aforementioned compensation policies and structures provide the necessary discipline to properly align the Company's corporate economic performance and the interest of the Company's stockholders with progressive, balanced and competitive executive total compensation in an equitable manner.

2002 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

In determining Mr. Nespola's salary for fiscal year 2002, the Committee considered competitive compensation data for publicly-held consulting and telecommunications companies. The Committee also took into account Mr. Nespola's experience and knowledge and his performance as Chief Executive Officer. Mr. Nespola's salary for fiscal year 2002 was $534,882. He did not receive a bonus for 2002.

The foregoing Committee Report is not considered "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Grant G. Behrman, Andrew D. Lipman, Roy A. Wilkens


                                 April 25, 2003

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls. Our independent auditors are responsible for auditing our annual financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. The Board of Directors adopted a written Charter for the Audit Committee in 2001. In November 2002, the Board adopted a Second Amended and Restated Charter, a copy of which is attached to this proxy statement as Appendix A. The Second Amended and Restated Charter reflects the additional responsibilities assumed by the Audit Committee under the Sarbanes-Oxley Act and related SEC rules.

The Audit Committee has sole authority to engage the independent auditors to perform audit services (subject to stockholder ratification) and permitted non-audit services, and the sole authority to approve all audit engagement fees and the terms of all permitted non-audit engagements and fees of the independent auditors. The independent auditors report directly to the Audit Committee and are accountable to the Audit Committee.

In fulfilling its oversight responsibilities, the Committee reviewed the Company's 2002 audited financial statements with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and other matters that are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 and discussed with the independent auditors the auditors' independence from management and the Company, including the written disclosures required by Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with the auditors' independence. The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their audits, their evaluations of the Company's internal controls, the Company's disclosure controls and procedures for financial reporting, and the overall quality of the Company's financial reporting.

The Committee discussed with management and the independent auditors the critical accounting policies of the Company, the impact of those policies on the Company's 2002 financial statements, the impact of known trends, uncertainties, commitments and contingencies on the application of those policies, and the probable impact on the 2002 financial statements if different accounting policies had been applied.

The Committee held 4 meetings during fiscal year 2002. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended December 28, 2002 for filing with the SEC. The Committee also engaged, subject to stockholder ratification, the Company's independent auditors to perform audit services for fiscal year 2003.

The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. The members of the Audit Committee are not professionally engaged in the practice of accounting and, notwithstanding the designation of one or more Audit Committee members as "audit committee financial experts" pursuant to SEC rules, are not experts in the field of accounting or auditing, including auditor independence. Members of the Committee rely without independent verification on the information provided to them and the representations made to them by management and the independent auditors and look to management to provide full and timely disclosure of all material facts affecting the Company. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles, appropriate internal controls and procedures, or appropriate disclosure controls and procedures for financial reporting, or that the Company's reports and information provided under the Exchange Act are accurate and complete. Furthermore, the Audit Committee's considerations and discussions referred to above and in the Second Amended and Restated Charter do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepting accounting principles, that the Company's auditors are in fact "independent," or that the matters required to be certified by the Company's Chief Executive Officer and Chief Financial Officer in the Company's annual reports on Form 10-K and quarterly reports on Form 10-Q under the Sarbanes-Oxley Act and related SEC rules have been properly and accurately certified.

The foregoing Committee Report is not considered "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into any such future filing.

Respectfully submitted,

The Audit Committee of the Board of Directors

Roy A. Wilkens and Andrew D. Lipman


                                 April 25, 2003

Frank M. Siskowski was appointed to the Audit Committee in March 2003.


                             STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the NASDAQ National Market, U.S. index ("NASDAQ U.S. Index") (in which the Company is included), and the Russell 2000 Index (in which the Company is not included) for the period beginning on November 23, 1999, the Company's first day of trading after its initial public offering, and ending on December 28, 2002.


                COMPARISON OF 37 MONTH CUMULATIVE TOTAL RETURN*

                    Among The Management Network Group, Inc.,
        The NASDAQ Stock Market (U.S.) Index and the Russell 2000 Index


$250 ---------------------------------------------------------------------------




$200 ---------------------------------------------------------------------------
                 +



$150 ---------------------------------------------------------------------------


                 #
                 @                 @                 @
$100 *#@------------------------------------------------------------------------
                                                                        @

                                   +#
                                                     #
 $50 ---------------------------------------------------------------------------
                                                     +                  #


                                                                        +
  $0 ---------------------------------------------------------------------------
     11/23/99   1/1/00          12/30/00          12/29/01          12/28/02

       +  TMNG, Inc.     #  NASDAQ Stock Market (U.S.)     @  Russell 2000 Index


* $100 invested on 11/23/99 in stock or index, including reinvestment of dividends.

This Stock Performance Graph and related disclosure are not considered "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into any such future filing.





                                      11/23/99             1/1/00             12/30/00            12/29/01            12/28/02
                                      --------            --------            --------            --------            --------

The Management Network Group,          100.00              191.91               69.85               41.18               10.00
Inc.

NASDAQ Stock Market (U.S.)             100.00              121.58               73.13               59.16               40.63

Russell 2000 Index                     100.00              111.25              107.89              111.73               88.15



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's Common Stock as of April 17, 2003, by (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise indicated, the address for each beneficial owner set forth below is c/o The Management Network Group, Inc., 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210.

                                                                                           SHARES BENEFICIALLY
                                                                                                  OWNED
                                                                                    TOTAL
 BENEFICIAL OWNER                                                                   NUMBER                  PERCENT
---------------------------------------------------------------------------- ---------------------- -------------------------

 5% STOCKHOLDERS:
 Behrman Capital II L.P.(1)                                                        12,467,282                  36.4%
   126 E. 56th Street, 27th Floor
   New York, NY 10022
 Wasatch Advisors (2)                                                               1,817,951                   5.3%
   150 Social Hall Avenue
   Salt Lake City, UT 84111
 EXECUTIVE OFFICERS & DIRECTORS:
 Grant G. Behrman(1)(3)                                                            12,467,282                  36.4%
   Behrman Capital
   126 E. 56th Street, 27th Floor
   New York, NY 10022
 William M. Matthes(1)(4)                                                          12,467,282                  36.4%
   Behrman Capital
   Four Embarcadero Center
   Suite 3640
   San Francisco, CA 94111
 Richard P. Nespola(5)                                                              4,492,440                  13.1%
 Stephen B. Brodeur(6)                                                              2,917,800                   8.5%
 Micky K. Woo Trust(7)                                                              2,294,921                   6.7%
 Amanda M. Weathersby(8)                                                              310,157                      *
 Donald E. Klumb(9)                                                                   194,048                      *
 Roy A. Wilkens(10)                                                                    37,500                      *
 Andrew D. Lipman(11)                                                                  45,231                      *
   Swidler Berlin Shereff Friedman LLP
   3000 K Street, N.W.
   Suite 300
   Washington, DC 20007
 All directors and executive officers as a group (9 persons)                       22,759,379                  66.4%


* Less than 1% of the outstanding shares of Common Stock.

(1) Includes 81,097 shares held by Strategic Entrepreneur Fund II, L.P., an affiliate of Behrman Capital.

(2) Based on information provided by Wasatch Advisors in Schedule 13G filed in February 2003.

(3) Represents 12,386,185 shares held by Behrman Capital and 81,097 shares held by Strategic Entrepreneur Fund. Mr. Behrman is a managing member of Behrman Brothers LLC, the general partner of Behrman Capital, and a general partner of Strategic Entrepreneur Fund. Mr. Behrman disclaims beneficial ownership of the shares held by these entities, except to the extent of his proportionate membership interest in Behrman Brothers LLC and his partnership interest in Strategic Entrepreneur Fund. Mr. Behrman is a member of our Board of Directors.

(4) Represents 12,386,185 shares held by Behrman Capital and 81,097 shares held by Strategic Entrepreneur Fund. Mr. Matthes is a managing member of Behrman Brothers LLC. Mr. Matthes disclaims beneficial ownership of the shares held by Behrman Capital, except to the extent of his proportionate membership interest in Behrman Brothers LLC. Mr. Matthes is a member of our Board of Directors.

(5) Includes 169,000 shares held by the TMNG 1999 Trust, Faye Nespola,  Trustee,
and  305,600  exercisable  stock  options.   Mr.  Nespola  disclaims  beneficial
ownership of the shares held by the TMNG 1999 Trust.

(6) Includes 25,000 exercisable stock options

(7)  Includes  70,200  shares  held  by  Growth  Unlimited,   Inc.  and  268,200
exercisable stock options.

(8) Includes 100,000 exercisable stock options.

(9) Includes 184,375 exercisable stock options.

(10) Consists of 37,500 shares that are subject to a right of repurchase by TMNG. The shares subject to the right of repurchase vest in four equal annual installments commencing on June 4, 2000.

(11) Includes 45,231 exercisable stock options.

Based on the closing market price of TMNG's common stock on April 17, 2003, 100% of the above-mentioned stock options had exercise prices in excess of market price. The Company does not anticipate that any of the above-mentioned stock options will be exercised as long as exercise price is in excess of market price.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires the Company's directors, officers and beneficial owners of more than 10% of the Company's Common Stock to file reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms submitted to it during the fiscal year ended December 28, 2002 (the "Last Fiscal Year"), the Company believes that, during the Last Fiscal Year, all officers, directors and beneficial owners of more than 10% of the outstanding Common Stock complied with all Section 16(a) requirements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

OUTSIDE COUNSEL

Mr. Lipman, a director of the Company and member of the Compensation Committee and Audit Committee, is a member of Swidler Berlin Shereff Friedman LLP, which performed legal services for the Company during 2001 and received payment in connection with those services during 2002.

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with our directors and executive officers.

TRANSACTIONS WITH CUSTOMERS

Allegiance Telecom is a customer of ours. Mr. Lipman, a member of our Board of Directors and our Compensation Committee and Audit Committee, is also a director of Allegiance Telecom. We provided approximately $308,000 in consulting services to this customer during fiscal year 2002.

LOANS TO OFFICERS

In the third quarter of fiscal year 2001, Messrs. Nespola and Woo received stock options at fair market value in lieu of receiving cash base compensation for that quarter. To assist in meeting the cash flow needs of those officers, the Company in that year provided lines of credit to those officers, collateralized by Company Common Stock held by them. The maximum lines of credit available to Messrs. Nespola and Woo under the loan agreements are $600,000 and $450,000, respectively. The amount borrowed under the line of credit by Mr. Nespola as of December 28, 2002 was $300,000. As of the end of 2002, Mr. Woo did not have any borrowings against his line of credit. In accordance with the loan provisions, the interest rate charged on the loans is equal to the Applicable Federal Rate
(AFR), as announced by the Internal Revenue Service, for short-term obligations (with annual compounding) in effect for the month in which the advance is made, until fully paid.

POLICY REGARDING TRANSACTIONS WITH AFFILIATES

All future transactions with affiliates must be approved by a majority of our Board of Directors, including a majority of the independent and disinterested members or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to us than we could have obtained from unaffiliated third parties. Pursuant to the Sarbanes-Oxley Act, no further loan agreements may be made by the Company to or arranged by the Company for its executive officers.

               SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Do I have a right to nominate directors or make proposals for consideration by the stockholders?

Yes. Our Bylaws establish procedures which you must follow if you wish to nominate directors or make other proposals for consideration at an Annual Meeting of Stockholders.

How do I make a nomination?

If you are a stockholder of record and wish to nominate someone to the Board of Directors, you must give written notice to the Company's Secretary. Your notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days in advance of the first anniversary date of mailing of the Company's proxy statement released to stockholders in connection with the previous year's Annual Meeting of Stockholders; provided, however, that if no Annual Meeting was held the previous year or the date of the Annual Meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, your notice must be received a reasonable time before the solicitation is made. A nomination received after such date will be deemed untimely and will not be considered. Your notice must include:

     o your name and address and the name and address of the person(s) nominated by you

     o a representation that you are the holder of record of Common Stock of the Company entitled to vote at the Annual Meeting and, if applicable, that you intend to appear in person or by proxy at the Annual Meeting to nominate the person(s) specified in your notice

     o if applicable, a description of all arrangements and understandings between you and each nominee and any other person(s) (naming them) pursuant to which the nomination was made

     o such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC

     o    the consent of each nominee to serve as a director if elected

How do I make a proposal?

If you are a stockholder of record and wish to make a proposal to the stockholders, you must give written notice to the Company's Secretary in accordance with the same procedure, as applicable, and containing the same information, as applicable, with respect to the proposal as required for a nomination as described above. Any proposal received after the date specified above will be deemed untimely and will not be considered.

                                  ANNUAL REPORT

TMNG's Annual Report to Stockholders, containing financial statements for the fiscal year ended December 28, 2002, is being mailed with this proxy statement to all stockholders entitled to vote at the Annual Meeting. You must not regard the Annual Report as additional proxy solicitation material.

The Company will provide without charge, upon written request to the Secretary of the Company at the address listed on the cover page of this proxy statement, a copy of the Company's annual report on Form 10-K, including the financial statements, filed with the Securities and Exchange Commission for the fiscal year ended December 28, 2002.

                                  HOUSEHOLDING

A single copy of our 2002 Annual Report and this proxy statement are being delivered to any multiple stockholders sharing the same address pursuant to SEC Rule 14a-3(e)(1), unless we or our transfer agent have received contrary instructions from one or more of those stockholders. We agree to deliver promptly upon written or oral request a separate copy of our Annual Report and proxy statement to any stockholder at a shared address to which a single copy of those documents has been delivered. You may notify us that you wish to receive a separate copy of the Annual Report and proxy statement for the 2003 or any future Annual Meeting by contacting us at 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210, (913) 345-9315, Attention: Secretary. Stockholders who are members of a single household receiving multiple copies of those documents and who wish to receive a single copy may contact us at the same address or telephone number.

                                  OTHER MATTERS

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

                             The Board of Directors

Overland Park, Kansas
April 25, 2003

                                   APPENDIX A

                       THE MANAGEMENT NETWORK GROUP, INC.

                           SECOND AMENDED AND RESTATED
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                                  NOVEMBER 2002

                                    PURPOSES

     The primary functions of the Audit Committee of the Board of Directors of The Management Network Group, Inc., a Delaware corporation (the "Company"), shall be to make such examinations as are necessary to monitor and ensure the quality and adequacy of the Company's system of internal controls, its financial reporting and auditing and its disclosure controls and procedures, to provide the Company's Board of Directors with the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, financial reporting and auditing, and disclosure controls and procedures, to designate and monitor the independent auditors and to provide to the Board of Directors such additional information and material as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board's attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe or as the Audit Committee deems advisable.

     The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements.

     The members of the Audit Committee are not professionally engaged in the practice of accounting and are not experts in the field of accounting or auditing, including auditor independence. Members of the Committee rely without independent verification on the information provided to them and the representations made to them by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting policies, or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations, or appropriate disclosure controls and procedures designed to ensure that information required to be disclosed in Exchange Act reports is recorded, processed, summarized and reported on a timely basis. Furthermore, the Audit Committee's considerations and discussion referred to in this Charter do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, that the Company's auditors are in fact "independent," or that the matters required to be certified by the Chief Executive Officer and Chief Financial Officer of the Company under the Sarbanes-Oxley Act of 2002 ("SOA") and applicable SEC rules have been properly and accurately certified.

                                   MEMBERSHIP

     The Audit Committee members will be appointed by the Board of Directors and will consist of at least three members of the Board of Directors, each of whom:

     1.   Will be an independent director;

     2.   Will be able to read and understand financial statements;

     3. Will receive no compensation from the Company other than standard Board and Committee fees; and

     4. At least one of whom will be a "financial expert," defined as one who through education and experience as a public accountant, auditor, public company principal financial officer, comptroller or principal accounting officer, or a position involving the performance of similar functions has

          a)   an understanding of GAAP financial statements;

          b) experience in the preparation or auditing of financial statements of generally comparable issuers, and the application of GAAP in connection with accounting for estimates, accruals and reserves;

          c)   experience with internal controls; and

          d)   an understanding of the Audit Committee's functions

     No member of the Audit Committee shall serve on the audit committees of more than two other publicly-held companies.

                              INDEPENDENT ADVISORS

     The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend any meeting of the Committee or meet with any members of or consultants to the Committee. The Committee may also meet with investment bankers or financial analysts who follow the Company.

                  RESPONSIBILITIES OF THE INDEPENDENT AUDITORS

     In addition to their role in auditing the Company's annual financial statements, reviewing the Company's quarterly financial statements and the other functions addressed in this Charter, the independent auditors:

1. Are ultimately accountable to the Board of Trustees and Audit Committee, and the Audit Committee has sole authority to select, evaluate and, where appropriate, replace the independent auditors.

2. Shall submit to the Audit Committee on a periodic basis (not less often than annually) a written statement delineating all relationships between the independent auditors and the Company, and the Audit Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact their objectivity and independence, and for recommending that the Board of Directors take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

3. Shall submit to the Audit Committee on a periodic basis (not less often than annually) a written report describing:

     o    the critical accounting policies and practices of the Company

     o    alternative treatments within GAAP discussed with management

     o any written communications with management, such as management letters and unresolved differences with management

     o any other unresolved issues with management or limitations on the scope or performance of the audit

     o    the auditors' internal quality control procedures

     o any material issues raised by the auditors' most recent quality control review or peer review

     o any restrictions on the scope of the auditors' activities or access to requested information

     o    any significant disagreements with management

     o    any  inquiry  or   investigation   by   governmental  or  professional
          authorities on any Company audit performed within the last five years

     o    all steps taken by the auditors to deal with those issues

     o any accounting adjustments noted or proposed by the auditors and "passed" by management or the auditors

     o any communications between the lead or reviewing audit partner and the auditors' national office regarding auditing or accounting issues at the Company

                                    MEETINGS

     The Committee shall meet not less often than quarterly, or more frequently as circumstances dictate. As part of its mission to foster open communication, the Committee shall meet periodically with management, the directors and the independent auditors in separate executive sessions to discuss any matter the Committee or each of these groups believes should be discussed privately. The Committee shall also meet with the independent auditors and management on a quarterly basis to review the Company's quarterly or annual financials, as applicable, and the Company's financial results and disclosures for the quarter or year.

     The Committee shall keep minutes and other records of its meetings and proceedings.

                           RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

Audit Function

     o Monitor on a quarterly basis the adequacy of the Company's system of internal controls and management's compliance with those controls.

Critical Accounting Policies

     o In discussions with management and the independent auditors, identify and assess the accounting policies of the Company which management, the independent auditors and the Audit Committee deem the most critical and which involve the most complex, subjective or ambiguous decisions or assessments, and in connection therewith:

          o evaluate any significant change in the Company's critical accounting policies, or proposals for change in those policies, that may have a significant impact on the Company's financial reports

          o evaluate the judgments and uncertainties affecting the application of the Company's critical accounting policies, the impact of those policies on the Company's financial reporting and performance, the effect changing conditions may have on the impact of those policies, and the likelihood that materially different financial results would be reported under different conditions or using different assumptions

Documents/Reports Review

     o Review and update this Charter periodically, but at least annually, as conditions dictate.

     o Review before release the Company's annual financial statements and any reports or other financial information submitted to the SEC, NASDAQ or the public, including any certification, report, opinion or review rendered by the independent auditors.

     o Review before release the Section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" ("MD&A") in the Company's annual report on Form 10-K and quarterly reports on Form 10-Q and evaluate the quality and adequacy of the Company's disclosures in MD&A with regard to:

          o    critical accounting policies

          o    the  liquidity  and capital  resources  of the  Company,  and the
               likely   impact  of  known   trends,   commitments,   events  and
               uncertainties on the Company's liquidity and capital resources

          o the impact on liquidity and capital resources of any off-balance sheet arrangements and foreign currency or interest rate risk exposure

          o the impact on the Company's liquidity and capital resources of transactions between the Company and "related parties," as contemplated below

     o Review the regular internal reports to management prepared by the independent auditors and management's responses to those reports.

     o Review with the financial officers and the independent auditors the Form 10-Q prior to its filing and prior to the release of quarterly earnings.

Independent Auditors

     o    Select  and  retain  the  independent   auditors,   considering  their
          independence and effectiveness, and approve the fees and other compensation to be paid to them, including fees for both audit and non-audit services.

     o Review the independent auditors' proposed audit scope, approach and independence, including an annual review of:

          o the industry knowledge and experience of key audit partners and managers responsible for auditing the Company

          o the ability and willingness of key audit partners and managers to consult with other experts in their firm on matters of importance to the Company

          o    the  quality  control   procedures  adopted  by  the  independent
               auditors

          o    the reports from the independent auditors described above

     o Conduct a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors.

     o Evaluate the independence of the independent auditors, who shall be accountable to the Audit Committee, including:

          o Review and discuss with the independent auditors their written statement concerning any relationships between the independent auditors and the Company, or any other relationships, that may adversely affect the independence of the independent auditors and based on that report, assess the independence of the independent auditors

          o Review the scope and range of non-audit services permitted by law or regulation to be provided and provided by the independent auditors, the impact of those services on the independence of the independent auditors (including whether the provision of those non-audit services is compatible with the auditors' independence) and the quality and adequacy of the Company's reporting regarding those services and their impact

          o    Confirm  with  the  independent   auditors  there  were  not  any
               non-audit services provided to the Company by the independent auditors

          o Retain other firms to perform any services the independent auditors are permitted to perform under applicable law or regulation but which the Committee determines should be performed by persons other than the independent auditors

          o Determine whether the independent auditors perform any services prohibited by applicable law or regulation and retain other persons to perform those services

     o Evaluate the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

     o Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements.

     o Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61.

     o Discuss with the independent auditors their independence and the written disclosures and letter required to be provided by them under Independence Standards Board No. 1.

     o    Approve  all fees  paid to the  independent  auditors  for  audit  and
          non-audit   services  and  the  terms  of  all  audit  and   non-audit
          engagements.

     o Ensure that the lead and reviewing audit partner rotate at least every five years.

     o Establish and enforce policies with regard to the hiring by the Company of former employees or partners of the independent auditors

Financial Reporting Processes

     o    In   consultation   with  the   independent   auditors  and  financial
          management, evaluate the quality and integrity of the Company's financial reporting processes, both internal and external.

     o Evaluate the independent auditors' judgments about the quality and appropriateness of the Company's accounting policies as applied in its financial reporting.

     o Consider and approve, if appropriate, significant changes to the Company's auditing and accounting policies and practices as suggested by the independent auditors or management.

     o Based on the matters discussed under "Independent Auditors," recommend to the Board whether the audited financial statements should be included in the Company's annual report on Form 10-K.

     o    Review and discuss with  management,  the Board of  Directors  and the independent auditors any material financial or non-financial arrangements of the Company which do not appear on the Company's financial statements ("off-balance sheet arrangements"), the risks created by those arrangements, and the quality and adequacy of the Company's reporting with regard to the same.

     o Identify and discuss with management, the Board of Directors and the independent auditors the material risks faced by the Company's business or which could impact the financial condition or performance of the Company, and evaluate how those risks are managed by the Company and the quality and adequacy of the Company's reporting with regard to the same.

     o Review and discuss with management, the Board of Directors and the independent auditors all transactions and courses of dealing between the Company or its affiliates and existing or former officers, directors, more than 5% shareholders, their affiliates, family members or other related parties ("related parties"), whether and the extent to which those transactions involve terms that differ from those that would likely be negotiated with independent third parties, the impact of those transactions and arrangements on the Company's financial condition and performance, and the quality and adequacy of the Company's reporting with regard to the same.

     o Oversee compliance with the requirements of the SEC for disclosure of the independent auditors' services and Audit Committee members and activities.

     o Provide a report for the Company's annual meeting proxy statement in accordance with Item 306 of Regulation S-K and Item 7(d)(3) of
          Schedule 14A.

     o Discuss with management and the independent auditors the Company's policies and practices with respect to earnings guidance and press releases and review and evaluate all earning guidance provided by the Company

     o Evaluate and monitor management's disclosure controls and procedures for Exchange Act reporting

     o Evaluate and monitor management's procedures in connection with the certification of the Company's Exchange Act reports by the Chief Executive Officer and Chief Financial Officer

     o    Perform an annual review of

          o    major  issues  regarding  accounting   principles  and  financial
               statement presentation

          o significant changes in the selection or application of accounting principles

          o any major issues regarding the adequacy of accounting controls and procedures or disclosure controls and procedures and any special steps adopted by the independent auditors in light of material control deficiencies

          o the analyses made by management and/or the independent auditors regarding significant financial reporting issues and judgments made in preparing financial statements

          o analyses of the impact of alternative GAAP methods on the financial statements

          o the effect of off-balance sheet arrangements on the financial statements

          o the impact of any "pro-forma" or "adjusted" non-GAAP financial information provided by the Company

          o the financial information and earnings guidance provided to analysts and ratings agencies

     o Evaluate and perform an annual review of management's risk assessment and risk management policies and procedures, including an evaluation of major financial risk exposures and steps management has taken to control those exposures.

Process Improvement

     o    Establish  regular  and  separate  systems of  reporting  to the Audit
          Committee by management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

     o Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     o Evaluate any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements.

     o Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

     o Implement procedures for making confidential, anonymous complaints to the Audit Committee regarding questionable accounting, financial reporting or other practices

Ethical and Legal Compliance

     o Establish, review and update periodically a Code of Conduct and ensure that management has established a system to enforce this Code. Supervise management's enforcement and performance of the Code. Evaluate any requested waivers of the Code. Not grant any such waiver without disclosure to shareholders and implementation of appropriate controls to protect the Company.

     o Review management's monitoring of compliance with the Code of Conduct, and verify that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to the SEC, NASDAQ and the public satisfy legal requirements.

     o Review the activities, organizational structure and qualifications of the Company's financial management.

     o Review with the Company's counsel legal compliance matters, including securities trading policies and compliance with the Sarbanes-Oxley Act, SEC rules and NASDAQ listing standards.

     o Review with the Company's counsel any legal matter that could have a significant impact on the Company's financial statements.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors may delegate to it or which the Audit Committee deems advisable, and will report, at least annually, to the Board of Directors regarding the Committee's examinations and recommendations.

                                     MINUTES

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                       THE MANAGEMENT NETWORK GROUP, INC.
         7300 COLLEGE BOULEVARD, SUITE 302, OVERLAND PARK, KANSAS 66210
                         ANNUAL MEETING OF STOCKHOLDERS
                            WEDNESDAY, JUNE 11, 2003
            THE SHERATON OVERLAND PARK HOTEL AT THE CONVENTION CENTER
                             6100 COLLEGE BOULEVARD
                           OVERLAND PARK, KANSAS 66211

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JUNE 11, 2003. The shares of stock you hold in your account will be voted as you specify below. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Election of directors:     [ ] Vote FOR              [ ] Vote WITHHELD
                                  both nominees             from both nominees
                                  (except as marked)



01 William M. Matthes 02 Micky K. Woo

(Instructions: To withhold authority to vote for either nominee, write the number of the nominee in the box provided to the right.) [ ]

2. Ratifying the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 27, 2003.

   [ ] For          [ ] Against          [ ] Abstain

SEE REVERSE SIDE



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By signing this proxy, you revoke all prior proxies and appoint Grant G. Behrman and Richard P. Nespola, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL

Address Change? Mark Box [ ]
Indicate changes below:

                                      Date

                                    Signature


                           Signature (if held jointly)

                       Please sign exactly as your name(s)
                        appear on proxy. If held in joint
                        tenancy, both persons must sign.
                      Trustees, administrators, etc. should
                          include title and authority.
                      Corporations should provide full name
                     of corporation and title of authorized
                           officer signing the proxy.